UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2021

RADIANT LOGISTICS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-35392	04-3625550
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Triton Towers Two 700 S. Renton Village Place Seventh Floor
Renton, Washington		98057
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 425 462-1094

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.001 Par Value	RLGT	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On August 30, 2021, Radiant Logistics, Inc. (the “Company,” “we” or “us”) issued a press release announcing select preliminary unaudited financial results for the three months ended June 30, 2021. The financial information presented in the press release and Exhibit 99.1 should be considered preliminary and could be subject to change, as the Company’s independent registered public accounting firm has not yet completed its audit.

The attached press release contains information that includes the following Non-GAAP financial measures as defined in Regulation G adopted by the Securities and Exchange Commission: Net Revenues, Adjusted Net Income Attributable to Common Stockholders, EBITDA, Adjusted EBITDA, and Adjusted EBITDA Margin. The Company’s management believes that presenting such Non-GAAP financial measures provides useful information to investors regarding the underlying business trends and performance of the Company’s ongoing operations. These Non-GAAP financial measures are used in addition to and in conjunction with results presented in accordance with GAAP and should not be relied upon to the exclusion of GAAP financial measures. Management strongly encourages investors to review the Company’s consolidated financial statements in their entirety and to not rely on any single financial measure. A table providing a reconciliation of Non-GAAP financial measures to the most directly comparable GAAP financial measures is included within the press release furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 2.02 of this Current Report, including Exhibit 99.1 is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Item 2.02 of this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act.

Item 8.01 Other Events.

Annual Meeting of Stockholders

The Company will hold its Annual Meeting of Stockholders (the “2021 Annual Meeting”) at its corporate offices on Wednesday, November 17, 2021 at 9:00 a.m., Pacific time. All holders of record of our common stock outstanding as of the close of business on Thursday, September 23, 2021 will be entitled to vote at the 2021 Annual Meeting.

Stockholder proposals not intended to be included in the proxy materials for the 2021 Annual Meeting as well as stockholder nominations for election of directors at the 2021 Annual Meeting must each comply with advance notice provisions set forth in our Amended and Restated Bylaws. For stockholder proposals to be considered properly brought before the 2021 Annual Meeting, written notice must be received by our corporate secretary by September 28, 2021. For director nominations to be considered properly brought before the 2021 Annual Meeting, written notice must be received by our corporate secretary by September 18, 2021. If we do not receive notice by the foregoing dates, as applicable, then such notice will be considered untimely.

In addition to timing requirements, the advance notice provisions of our Amended and Restated Bylaws contain informational content requirements that also must be met. A copy of the Amended and Restated Bylaws may be obtained by writing to the Company at our principal place of business.

All proposals by stockholders, all notices of nominations or other general business and all written requests for a copy of our Amended and Restated Bylaws should be sent to:

Radiant Logistics, Inc.

Triton Towers Two

700 S. Renton Village Place, Seventh Floor

Renton, Washington 98057

Attn: Todd Macomber

Our Assessment of Internal Controls Over Financial Reporting

The Company is in the process of completing its assessment of its internal controls over financial reporting as of June 30, 2021 in connection with its Annual Report on Form 10-K for the year ended June 30, 2021. Although our assessment is not yet complete and the assessment of our independent registered public accounting firm is also not complete, the Company has identified and expects to report certain internal control deficiencies described below with respect to the recording and processing of revenue and the calculation of operating partner commissions. The Company has concluded that these deficiencies represent material weaknesses in the Company’s internal control over financial reporting based on the criteria established in Internal Control- Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission (“COSO”). The material weaknesses are as follows:

(i)
Our controls with respect to the recording and processing of revenue as currently designed lack the level of precision necessary to ensure the completeness and accuracy of revenue.
(ii)
Our controls with respect to the calculation of operating partner commissions as currently designed lack the level of precision necessary to ensure the completeness and accuracy of operating partner commissions.

The Company expects that these material weaknesses will be fully discussed in its management’s report on internal control over financial reporting in its Form 10-K for the year ended June 30, 2021. In light of these material weaknesses, the Company expects to report that its internal controls over financial reporting as well as its disclosure controls and procedures are not effective.

The Company’s management, with oversight from the Company’s Audit and Executive Oversight Committee, is in the process of developing and implementing remediation plans in response to the material weaknesses described above.

Notwithstanding the existence of these material weaknesses, the Company does not expect any impact on the consolidated financial results announced for the quarter and year ended June 30, 2021.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

No.	Description

99.1	Press Release, dated August 30, 2021 announces select preliminary unaudited financial results for the fourth fiscal quarter ended June 30, 2021.

104	Cover Page Interactive Data (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Radiant Logistics, Inc.

Date:	August 31, 2021	By:	/s/ Todd Macomber
Todd Macomber Senior Vice President and Chief Financial Officer